UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to § 240.14a-12

TEXAS RARE EARTH RESOURCES CORP.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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TEXAS RARE EARTH RESOURCES CORP. 304 Inverness Way South, Suite 365 Englewood, Colorado 80112 (303) 597-8737
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To all Stockholders of Texas Rare Earth Resources Corp.:

We hereby give you notice of a Special Meeting of Stockholders (the “Special Meeting”) of Texas Rare Earth Resources Corp. (the “Company”).  The Special Meeting will be held at The Denver Marriott South, Salon A, 10345 Park Meadows Drive, Littleton, Colorado 80124, on April 25, 2012 at 10:00 a.m. (Mountain standard time).  The purpose of the Special Meeting is:

1.	Approval of the reincorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”).

The Board of Directors has fixed March 21, 2012, as the record date for the Special Meeting.  Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting.  A list of stockholders as of March 21, 2012, will be available at the Special Meeting for inspection by any stockholder.  Stockholders will need to register at the Special Meeting to attend the Special Meeting.  If your shares of common stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Special Meeting in order to register to attend and vote.  You should ask the broker, bank or other institution that holds your shares of common stock to provide you with a valid proxy card to permit you to vote at the Special Meeting.  Please bring that documentation to the Special Meeting.

IMPORTANT

Whether or not you expect to attend the Special Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the Special Meeting, you may, if you wish, revoke the proxy and vote your shares of common stock in person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on April 25, 2012.  The proxy statement is available at www.trer.com.

By Order of the Board of Directors,

Wm. Chris Mathers
Chief Financial Officer
Texas Rare Earth Resources Corp.

April 2, 2012

TEXAS RARE EARTH RESOURCES CORP. 304 Inverness Way South, Suite 365 Englewood, Colorado 80112 (303) 597-8737
Proxy Statement for Special Meeting of Stockholders To Be Held April 25, 2012, 10 a.m. Mountain Standard Time Denver Marriott South Salon A 10345 Park Meadows Drive Littleton, CO 80124 (303) 728-5957

Unless the context requires otherwise, references in this statement to “Texas Rare Earth Resources,” “TRER,” the “Company,” “we,” “us” or “our” refer to Texas Rare Earth Resources Corp.

The Special Meeting of Stockholders of Texas Rare Earth Resources (referred to as the “Special Meeting”) will be held on April 25, 2012, at The Denver Marriott South, Salon A, 10345 Park Meadows Drive, Littleton, Colorado 80124, at 10 a.m. Mountain standard time.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (referred to as the “Board”) of proxies for this Special Meeting.  The Company anticipates that this Proxy Statement and the form of proxy will first be available to holders of the Company’s shares of common stock (Texas Rare Earth Resources shares of common stock referred to as “shares” and the whole class of common stock referred to as the “common stock”) on or about April 2, 2012.  A notice of the availability of this Proxy Statement and the form of proxy will first be mailed to holders of the common stock on or about this date.

You are invited to attend the Special Meeting at the above stated time and location.  If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You shares can be voted by completing a proxy card online, completing and returning a proxy card provided to you by mail or e-mail or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the Reincorporation.

Our common stock is the only type of security entitled to vote at the Special Meeting. Our corporate bylaws define a quorum as a majority of the issued and outstanding voting stock entitled to vote at the Special Meeting.  The Company’s Articles of Incorporation do not allow cumulative voting for directors.  The nominees who receive the most votes will be elected.  A majority of the voting power of the outstanding voting shares is required to approve the Reincorporation.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business on March 21, 2012 and are entitled to vote at the Special Meeting.  This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Special Meeting to vote your shares.

When you sign the proxy card you appoint Marc LeVier, Chief Executive Officer to the Company and Wm. Chris Mathers, Chief Financial Officer to the Company, as your representatives at the Special Meeting.  As your representatives, they will vote your shares at the Special Meeting (or any adjournments or postponements) as you have instructed them on your proxy card.  With proxy voting, your common stock will be voted whether or not you attend the Special Meeting.  Even if you plan to attend the Special Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Special Meeting, just in case your plans change.

If an issue comes up for vote at the Special Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed March 21, 2012, as the record date for the Special Meeting.  Only holders of common stock as of the close of business on that date will be entitled to vote at the Special Meeting.

How many shares are outstanding?

As of March 21, 2012, the Company had 36,550,009 shares of common stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.	Reincorporation of the Company from the State of Nevada to the State of Delaware.

How many votes do I get?

Each share is entitled to one vote.  No cumulative rights are authorized.  Dissenters’ rights are applicable to Proposal No. 1.

The Board recommends a vote FOR the Reincorporation.

How do I vote my shares?

You have several voting options. You may vote by:

–	Completing your proxy card over the Internet at the following website: www.shareholdervote.infoUH;

–	Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing it to

Securities Transfer Corporation; Attn: George Johnson
2591 Dallas Parkway
Suite 102
Frisco, Texas 75034

–	Signing and faxing your proxy card to Securities Transfer Corporation at the number provided on the proxy card or

–	Attending the Special Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account.  You are also invited to attend the Special Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Special Meeting?

The Company will pass out written ballots to any stockholder who wants to vote at the Special Meeting.  If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Special Meeting.

What if I want a paper copy of these proxy materials?

Please send a written request to our offices at the address below, email us at nwakely@trer.com or call us at 303-597-8737 to request a copy of the proxy materials.

Send requests to:

Texas Rare Earth Resources Corp.

304 Inverness Way South, Suite 365
Englewood, Colorado 80112
Attention:  Nadine Wakely

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting.  You may do this by:

–
Signing another proxy with a later date and mailing it to the attention of: Wm. Chris Mathers, Corporate Secretary, at 304 Inverness Way South, Suite 365, Englewood, Colorado 80112, so long as it is received prior to 5:00PM Mountain standard time on April 23, 2012;

–
Delivering a written notice of the revocation of your proxy to the attention of: Wm. Chris Mathers, Corporate Secretary, at 304 Inverness Way South, Suite 365, Englewood, Colorado 80112, so long as it is received prior to 5:00PM Mountain standard time on April 23, 2012; or

–	Voting in person at the Special Meeting.

Beneficial stockholders should refer to the instructions received from their stockbroker or the registered holder of the shares if they wish to change their vote.

How many votes do you need to hold the Special Meeting?

To conduct the Special Meeting, the Company must have a quorum, which means that a majority of the outstanding voting shares of the Company as of the record date must be present at the Special Meeting.  The Company’s common stock is the only type of security entitled to vote at the Special Meeting.  Based on 36,550,009 shares outstanding as of the record date of March 21, 2012, 18,275,005 shares must be present at the Special Meeting, in person or by proxy, for there to be a quorum.  Your shares will be counted as present at the Special Meeting if you:

–	Submit a properly executed proxy card (even if you do not provide voting instructions); or

–	Attend the Special Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  Since the matter before the stockholders at the Special Meeting must be approved by the majority of the voting power of the voting shares outstanding, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, but not on non-routine matters. The Reincorporation is a non-routine matter.

As the Reincorporation is the only matter to be considered at the Special Meeting, brokers will not be able to vote shares for any beneficial holders for which they have not received specific voting instructions.  This means that such shares will not be counted for purposes of establishing a quorum.  Further, since the matter before the stockholders at the Special Meeting must be approved by the majority of the voting power of the voting shares outstanding, a broker non-vote will have the same effect as voting AGAINST that proposal.

How many votes are needed to approve the Reincorporation?

The Reincorporation will be approved if a majority of the voting power of the voting shares outstanding vote FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as a vote cast AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your shares will not be voted at the Special Meeting.  See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares.

If your shares are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your shares will not be voted at the Special Meeting unless you attend the Special Meeting and vote your shares in person.

Where can I find the voting results of the Special Meeting?

The Company will publish the final results in a current report filing on Form 8-K with the Securities and Exchange Commission (SEC) within four (4) business days of the Special Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies.  In an effort to have as large a representation at the Special Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement.  The

Company will pay a reasonable fee in relation to these services.  Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s common stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

PROPOSAL 1 - REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA INTO THE STATE OF DELAWARE

For the reasons set forth in "What are the Principal Reasons for the Reincorporation Proposal?" below, management and the Board of the Company have unanimously approved and declared it is advisable and in the best interest of the Company and its stockholders to change the state of incorporation of the Company from Nevada to Delaware.  The Company proposes to accomplish the reincorporation into Delaware pursuant to the plan of conversion (the “Plan of Conversion”).

As discussed in "What are the Principal Reasons for the Reincorporation Proposal?", management and the Board believes that reincorporation into Delaware is beneficial to the Company because (i) Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including Nevada corporate law, (ii) Delaware is a preferred jurisdiction for the purposes of raising capital in the international financial community for the purposes of advancing the Company’s projects and increasing stockholder value, (iii) certain stock exchanges on which the Company may seek to be listed in order to increase the liquidity of the Company’s common stock do not look favorably upon Nevada as a jurisdiction of incorporation and moving to Delaware will permit the Company to pursue listing on these exchanges, should management and the Board determine to do so.

The Company is not aware that any person is currently attempting to acquire control of the Company, to obtain representation on the Board of the Company or take any action that would materially affect the governance of the Company.

The Board has the right to determine not to proceed with the Reincorporation even if the Reincorporation is approved by stockholders.

What are the Principal Reasons for the Reincorporation Proposal?

Corporate Law

As the  Company  plans  for the  future,  the  board of  directors  and management believe that it is essential to be able to draw upon well-established principles of corporate  governance in making legal and business decisions.  The prominence  and  predictability  of  Delaware  corporate  law provide a reliable foundation on which the Company's  governance  decisions can be based. The board of directors  believes that Stockholders will benefit from the responsiveness of Delaware corporate law..

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under Delaware law.  Unlike most states, including Nevada, Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions.  In addition, any direct benefit that Delaware law provides to corporations indirectly benefits the stockholders, who are the owners of the corporations.  Because Delaware law is responsive to the needs of stockholders, Delaware law also directly benefits stockholders.  For these reasons, the Company has determined that Delaware law would better suit the current needs of the Company and its stockholders than Nevada law does.

To take advantage of Delaware’s flexible and responsive corporate laws, many corporations choose to incorporate initially in Delaware or choose to reincorporate into Delaware, as the Company proposes to do.  In general, the Company believes that Delaware provides a more appropriate and flexible corporate and legal environment in which to operate than currently exists in the State of Nevada and that the Company and its stockholders would benefit from such an environment.  The Board has considered the following benefits available to Delaware corporations in deciding to propose reincorporation in Delaware:

•	the General Corporation Law of the State of Delaware, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware;

•
the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•
the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, which is highly regarded; and

•
the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions provide.

Additionally, management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would be able to as an Nevada corporation, in part, because Delaware law provides more predictability with respect to the issue of liability of directors and officers than Nevada law does.  The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties.  The amount of time and money required to respond to and litigate such claims can be substantial.  Although Nevada law and Delaware law both permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides to directors and officers more predictability than Nevada law does and, therefore, provides directors and officers of a Delaware corporation a greater degree of comfort as to their risk of liability than that afforded under Nevada law. As the  Company  plans  for the  future,  the  board of  directors  and management believe that it is essential to be able to draw upon well-established principles of corporate  governance in making legal and business decisions.  The prominence  and  predictability  of  Delaware  corporate  law provide a reliable foundation on which the Company's  governance  decisions can be based. The board of directors  believes that Stockholders will benefit from the responsiveness of the Delaware corporate law.

Capital Raising

Delaware is a recognized and understood jurisdiction throughout the international financial community.  The Company would be better positioned to raise capital both within and outside of the United States by being incorporated in Delaware.  Many international investment funds, sophisticated investors, and brokerage firms are more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to stockholder rights.

As the Company moves towards advancing its projects, the Board believes that the Company will be best suited to pursue all available financing options in the best interests of its stockholders if the Company is incorporated in Delaware versus Nevada.  The Board believes that the Reincorporation will represent better opportunity for the Company to increase stockholder value.

Stock Exchange Listings

The Company may desire to apply for approval of the listing of its common stock for trading on one of certain recognized stock exchanges in the near future.  One of the conditions for approval for listing on these stock exchanges is the implementation of changes to the Company’s corporate charter to improve the Company’s overall corporate governance and enhance the protections available to the Company’s stockholders. These stock exchanges have expressed dissatisfaction with Nevada as a jurisdiction of incorporation and have confirmed that the Reincorporation into Delaware will satisfy the condition to improve corporate governance and enhance the protections available to the Company’s stockholders.  Accordingly, the Board believes that the change in the domicile would be in the best interests of the Company and its stockholders as it will allow the Company to pursue a listing of its shares on these stock exchanges, thereby potentially increasing both stockholder value and the liquidity of the Company’s common stock.

What is the Plan of Conversion?

The Reincorporation would be effected pursuant to the Plan of Conversion in substantially the form attached hereto as Appendix B.  The Plan of Conversion provides that the Company will convert from a Nevada corporation to a Delaware corporation (“TRER Delaware”) and thereafter be subject to the laws of the State of Delaware.  The Reincorporation would be considered, in effect, a continuation of existence of the Company, with  the existence of TRER Delaware deemed to have commenced when the Company was first formed in Nevada.

What are the general actions that will occur pursuant to the Plan of Conversion?

Pursuant to the Plan of Conversion, Delaware General Corporate Law, as amended (the “DGCL”), and the Nevada Revised Statutes, as amended (the “NRS”), upon conversion:

•	The Company will cease to be governed by the NRS and will be deemed a Delaware corporation subject to the DGCL;

•
TRER Delaware will be deemed to be the same entity as the Company for all purposes under the laws of Delaware, with the Company’s existence deemed to have commenced when the Company was first formed in Nevada;

•	TRER Delaware will continue to have all of the rights, powers and assets of the Company;

•	TRER Delaware will continue to have all the debts, liabilities and duties of the Company;

•
All of the Company’s issued and outstanding shares will be automatically converted into issued and outstanding shares of common stock of TRER Delaware, without any action on the part of the stockholder;

•
All of the Company’s issued and outstanding warrants or other convertible rights will be automatically converted into issued and outstanding warrants  or other convertible rights, respectively, of TRER Delaware, upon the same terms and subject to the same conditions as set forth in the applicable warrant or other convertible right, and will exercisable for the same number of shares of TRER Delaware as the number of shares of the Company it was exercisable for before the conversion.

•
Each stock option and other equity-based award issued and outstanding pursuant to employee benefit plans will automatically be converted into a stock option or other equity-based award with respect to the same number of shares of TRER Delaware as the number of shares of the Company it was exercisable for before the conversion, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award;

•	All of the Company’s employee benefit plans (including stock option and other equity-based plans) will continue to be the employee benefit plans of TRER Delaware; and

•	Each director and officer of the Company will continue to hold their respective offices with TRER Delaware.

If stockholder approval of the Reincorporation is obtained, the Company will file (1) with the Nevada Secretary of State articles of conversion, in substantially the form attached hereto as Appendix C  (“Articles of Conversion”), (2) with the Secretary of State of the State of Delaware a certificate of conversion in substantially the form attached hereto as Appendix D (the “Certificate of Conversion”), and (3) a certificate of incorporation, substantially in the form attached hereto as Appendix E (the “Certificate of Incorporation”).  Additionally, the Board will adopt bylaws substantially in the form attached hereto as Appendix F (the “Delaware Bylaws’).

Approval of the Reincorporation will constitute approval of the Plan of Conversion and the Articles of Conversion, the Certificate of Conversion, the Certificate of Incorporation and the Delaware Bylaws.

What will be the effect on the Company’s securities?

Common Stock

The authorized capital stock of the Company currently consists of 100,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.  Upon effectiveness of the Reincorporation, the authorized capital of TRER Delaware will remain 100,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.  Pursuant to the Plan of Conversion, each share of common stock of the Company, $0.01 par value per share, that is issued and outstanding immediately prior to the Reincorporation will automatically convert into one share of common stock, $0.01 par value per share of TRER Delaware, and each share of preferred stock of the Company, $0.001 par value per share, that is issued and outstanding immediately prior to the Reincorporation shall convert into one share of preferred stock of TRER Delaware, $0.001 par value per share.

Each stock certificate representing issued and outstanding shares of common stock or preferred stock of the Company would continue to represent the same number of shares of common stock or preferred stock of TRER Delaware without any action on the part of the stockholder.

Options

Each option to acquire shares of the Company’s common stock outstanding immediately prior to the Reincorporation shall convert into an equivalent option to acquire the same number of shares of the common stock of TRER Delaware, upon the same terms and conditions.

Warrants and Other Rights

Each warrant or other right to acquire shares of the Company’s common stock outstanding immediately prior to the Reincorporation will convert into an equivalent warrant or other right to acquire the same number of shares of TRER Delaware common stock, upon the same terms and conditions.

What will be the effect on the trading of common stock and the Company’s reporting obligations?

The Reincorporation will not effect the trading of the Company’s shares of common stock on the OTCQX under the same symbol “TRER”.  TRER Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the Securities and Exchange Commission (“SEC”).  Shares of the Company’s common stock that are freely tradeable  prior to the Reincorporation will continue to be freely tradeable as shares of TRER Delaware common stock, and shares of the Company’s common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of TRER Delaware common stock.  The Reincorporation will not change the respective positions of the Company or its stockholders under federal securities laws.

If the Reincorporation occurs, what actions will I need to undertake to receive shares of TRER Delaware?

No action will be required on the part of the Company’s stockholders to receive shares of TRER Delaware upon completion of the plan of conversion.  Pursuant to the conversion, the issued and outstanding shares of common stock of the Company will automatically be converted into shares of common stock of TRER Delaware and certificates representing shares of common stock of the Company will automatically be deemed to represent shares of common stock of TRER Delaware.

Stockholders are not required to exchange their certificates.

Stockholders that wish to receive certificates of TRER Delaware in exchange for their certificates of the Company, may submit their certificates for exchange to the Company’s transfer agent at:

Securities Transfer Corporation
Attn: George Johnson
2591 Dallas Parkway
Suite 102
Frisco, Texas 75034

What are the Anti-Takeover Implications?

Both Nevada and Delaware permit a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts.  The Board, however, is not proposing the Reincorporation to prevent a change in control of the Company and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company’s Board.

With respect to implementing defensive strategies, Delaware law is preferable to Nevada law because of the substantial judicial precedent on the legal principles applicable to defensive strategies.  As a Nevada corporation or a Delaware corporation, the Company could implement some of the same defensive measures.  As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on such matters.

For a discussion of differences between Nevada and Delaware law see “What are the Changes to Stockholder Rights Before and After the Reincorporation? – Business Combinations; -- Control Share Acquisitions” below.

Will there be any changes to the Board, Business, Management, or Employee Benefit Plans of the Company?

The Reincorporation would effect only a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this proxy statement under “What is the Plan of Conversion?” and  “What are the Changes to Stockholder Rights Before and After the Reincorporation?”.  The proposed reincorporation would NOT result in any change in the business, management, fiscal year, assets or liabilities or employee benefit plans.  The Company’s directors and officers immediately prior to the effective date of the Reincorporation will continue to be the directors and officers of TRER Delaware. All of the Company’s employee benefit plans (including stock option and other equity-based plans) would be continued by TRER Delaware, and each stock option and other equity-based award issued and outstanding pursuant to such plans would automatically be converted into a stock option or other equity-based award with respect to the same number of shares of TRER Delaware, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.  Approval of the Reincorporation would constitute approval of the assumption of these plans by TRER Delaware.  Assuming the Reincorporation is approved, TRER Delaware would continue the Company’s other employee benefit arrangements upon the terms and subject to the conditions currently in effect.

What are the Changes to Stockholder Rights Before and After the Reincorporation?

Set forth below is a table summarizing the material differences in the rights of the stockholders of the Company before and after the Reincorporation is effective, as a result of the differences between Nevada law and Delaware law, differences between the Company’s existing  articles and bylaws, and the Certificate of Incorporation  and Delaware Bylaws.

Provision	Nevada Law and Nevada Bylaws	Delaware Law and Delaware Bylaws	Notes
Amendment of Charter Documents
Nevada law requires a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation.  If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.  Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Delaware law requires a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation.  Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote.  Further, Delaware law states that if an amendment would increase or decrease the aggregate number of authorized shares of a class, increase or decrease the par value of shares of a class or alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation.  Delaware law also states that the power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors in addition to the stockholders.

Provisions regarding the amendment of articles of incorporation in Nevada and Delaware are nearly identical.  Delaware law restricts the ability of the Board to amend the Company’s bylaws unless the certificate of incorporation of the Company otherwise provides.  Consistent with the current bylaws of the Company, the TRER Certificate of Incorporation does confer on the Board the ability to amend the Delaware Bylaws, subject to certain limitations, as described below.

The Company’s existing bylaws provide that the bylaws of the Company may be amended, except that: (i) the Board may not alter or repeal bylaws adopted  or amended by the shareholders, and (ii) no bylaws shall be adopted by the Board which shall require more than a majority of the voting shares for a quorum at a shareholder meeting, or more than a majority of the shareholder votes.

The Certificate of Incorporation and the Delaware Bylaws provide that the Board is authorized to adopt, amend or repeal the bylaws, provided that the stockholders may amend, alter or repeal any bylaw adopted or amended by Board.  The Board may not alter or repeal bylaws adopted or amended by the stockholders, including any bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of

The Delaware Bylaws preserve  powers granted to the stockholders in the Company’s current bylaws.  The Board or the stockholders may adopt, amend or repeal bylaws and the Board is restricted in its ability to alter or repeal bylaws directors and (ii) no bylaws shall be adopted by the Board which shall require more than a majority of the voting shares for a quorum at a stockholder meeting, or more than a majority of the stockholder votes for an action of the stockholders at a meeting of the stockholders.
adopted or amended by the stockholders or to adopt bylaws related to establishing supermajority quorum or voting requirements.

Number of Directors
Nevada law provides that corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

Delaware law provides that a corporation must have at least one or more directors to be fixed as provided in the bylaws of the corporation, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Nevada and Delaware law are substantially similar in respect to setting the number of directors of the Company.

	The Company’s existing bylaws provide that the Board shall consist of no less than one and no more than ten members, as shall be fixed from time to time by the Board.	The Delaware Bylaws provide that the number of directors shall be fixed from time to time by the Board pursuant to a resolution adopted by a majority of the total number of directors.
The Delaware Bylaws are similar to the Company’s current bylaws, but provide more flexibility to the Board to determine the number of directors by providing that the number can be set simply by resolution; whereas the current bylaws require the Board to amend the bylaws to set a number of directors above ten.  In both the Delaware Bylaws and the current bylaws the Company’s stockholders have the right to amend the bylaws to set a specific number of directors.

Classified Board of Directors
Under Nevada law, the articles of incorporation or the bylaws may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares. At least one-fourth of the total number of the directors must be elected annually.

Under Delaware law, the certificate of incorporation or the bylaws may provide for the classification of directors into as many as three classes with staggered terms of office.  The certificate of incorporation may provide the holders of any class or series of stock the right to elect 1 or more directors.  In addition, the certificate of incorporation may confer upon 1 or more directors voting powers greater than or less than those of other directors.
Nevada and Delaware law are substantially similar in respect to classification of the Board.

	The existing bylaws of the Company provide that the directors may be divided into either two or three classes. The Company currently does not have a classified Board.	The Certificate of Incorporation and the Delaware Bylaws will not provide for a classified board of directors.
The Delaware Bylaws will not provide for a classified Board as the Board does not believe that classification is in the best interests of the stockholders, who should be able to vote on the election of all directors at each annual meeting of shareholders.

Term of Board of Directors
Nevada law provides that, unless otherwise provided in the articles of incorporation or bylaws, each director holds office after the expiration of his or her term until a successor is elected and qualified at an annual meeting of stockholders, or until the director resigns or is removed.

The default rule in Delaware is that each director shall hold office until the next annual meeting of stockholders (and until such director’s successor is elected and qualified) or until such director’s earlier resignation or removal.
Nevada and Delaware law are substantially similar in respect to the term of directors.

	The Company’s existing bylaws provide that each director shall hold office until the next annual shareholder meeting or until his or her successor is elected and qualified.	The Delaware Bylaws provide that each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.	The Delaware Bylaws and the current bylaws are identical in this regard.

Removal of Directors
Nevada Revised Statutes provides that the any director may be removed, with or without cause, from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.  With respect to corporations that elect directors with cumulative voting, any director or directors who constitute fewer than all of the directors may not be removed except upon vote of the stockholders owning sufficient shares to prevent shares to prevent each director’s election at the time of removal.

Delaware law provides that a director may be removed with or without cause by the holders of a majority in voting power of the issued and outstanding stock entitled to vote, except that (1) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (2) in the case of a corporation having cumulative voting, directors may not be removed in certain situations without satisfying certain stockholder approval requirements.
Nevada and Delaware law are substantially similar in respect to the removal of directors.

	The Company’s existing bylaws provide that directors may be removed by a vote of the majority of the shares of outstanding stock entitled to vote at an election of directors.	The Delaware Bylaws provide that any director may be removed by the holders of a majority of shares then entitled to vote at an election of directors.
The current bylaws do not comply with Nevada law and Nevada law overrides, therefore setting a required vote of 2/3 of the issued and outstanding shares to remove a director.  The Delaware Bylaws are identical to the current

Provision	Nevada Law and Nevada Bylaws	Delaware Law and Delaware Bylaws	Notes
bylaws and set a required vote of a majority of the issued and outstanding shares to remove a director, which complies with Delaware law.

Filling Vacancies on the Board of Directors
Nevada corporate law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.  Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.  Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Delaware law provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board.

The Company’s existing bylaws provide that vacancies on the Board shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting.  Any directorship to be filled by reason of removal by the shareholders may be filled by election by the stockholders at the meeting at which the director is removed.

The Delaware Bylaws provide that any vacancy on the board of directors may be filled by only a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director.
The Delaware Bylaws provide similar appointment rights. While not expressly stated in the Delaware bylaws, stockholders retain the power to remove and appoint directors pursuant to Delaware law.

Cumulative Voting	Nevada law permits cumulative voting only if the articles of incorporation provide for cumulative voting and certain procedures regarding notice are followed.	Delaware law permits corporations to provide for cumulative voting in the corporation’s certificate of incorporation.	Nevada and Delaware law are substantially similar in respect to cumulative voting for directors.

	The Company’s existing articles of incorporation do not provide for cumulative voting.	The Certificate of Incorporation will not provide for cumulative voting.	The Delaware Bylaws and the Company’s current bylaws are identical in respect to not allowing cumulative voting for directors.

Board Action by Written Consent	Under Nevada law, unless otherwise stated in the articles of incorporation	Under Delaware law, unless otherwise stated in the articles of incorporation or	Nevada and Delaware law are substantially

	or bylaws, any action required or permitted to be taken at a meeting of the board of directors or committee of the board of directors may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board except any interested directors.	bylaws, any action required or permitted to be taken at any meeting of the board of directors or committee of the board of directors may be taken without a meeting if all members of the board consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board, or committee.	similar in respect to the action by written consent.

	The Company’s existing articles of incorporation and bylaws do not change this statutory provision.	The Certificate of Incorporation and the Delaware Bylaws do not change this statutory provision.	The Delaware Bylaws and the Company’s current bylaws are identical in respect to action by written consent.

Interested Party Transactions
Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the Board, committee or stockholders and the transaction is approved or ratified by the Board, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the Board, or (c) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.
Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

	The Company’s existing articles of incorporation and bylaws to not change these statutory rules.	The Certificate of Incorporation and Delaware Bylaws will not change this statutory rule.	The Delaware Bylaws and the Company’s current bylaws both default to state law in respect to related party transactions.

Stockholder Voting- Quorum
Nevada law provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.
		Delaware law provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.	Nevada and Delaware law are substantially similar in respect to quorum requirements.

	The Company’s existing bylaws provide that a majority of the voting power, present in person or by proxy at a meeting of stockholders constitutes a quorum for the transaction of business.	The Delaware Bylaws provide that a majority of the voting power, present in person or by proxy at a meeting of stockholders constitutes a quorum for the transaction of business.	The Delaware Bylaws and the Company’s current bylaws are identical in respect to quorum requirements.

Stockholder Voting- Action	Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.
In all matters other than the election of directors, the affirmative vote of the majority shares present in person or by proxy at the meeting and entitled to vote on the subject matter constitutes the act of the stockholders.  Where are separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series, present in person or by proxy, generally constitutes a quorum and the affirmative vote of the majority of shares of such class or series present in person or by proxy constitutes the act of such class or series.
Nevada and Delaware law are substantially similar in respect to stockholder voting.

The Company’s existing bylaws provide that action by the stockholders on a matter is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

The Delaware Bylaws provide that action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.
The Delaware Bylaws and the Company’s current bylaws are identical in respect to voting requirements.

Director Elections	Nevada law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.	Delaware law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.	Nevada and Delaware law are substantially similar in respect to the election of directors.

	The Company’s existing bylaws are silent on the vote required for election of directors. Nevada law by default provides that election of directors is by a plurality of the vote.	The Delaware Bylaws provide that the election of directors shall be by a plurality of the vote.
The Delaware Bylaws provide for the same standard for election of directors as is currently applicable to the Company, but makes this standard explicit in the bylaws rather than defaulting to Nevada law.

Stockholder Action by	Nevada law provides that, unless the articles of incorporation or the bylaws	Delaware law provides that, unless the certificate of incorporation provides	Nevada and Delaware law are substantially

Written Consent
provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of the outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.
		otherwise, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to the action in writing. In addition, the corporation is required to give prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.	similar in relation to action by written consent of the stockholders.
The Company’s existing bylaws provide that an action may be taken without a meeting if a consent in writing is signed by at least a majority of the voting power.
The Certificate of Incorporation and Delaware Bylaws provide that any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if  the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to the action in writing.

Since the Delaware Bylaws set the necessary vote for action by the stockholders at a majority of the voting power present at the meeting, the effect of the Delaware Bylaws regarding action by written consent is identical to the Company’s current bylaws.

Stockholder Vote for Mergers and Other Corporate Reorganizations
Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors is required for a merger or a sale of substantially all of the assets of the corporation.  Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not

Under Delaware law , a majority of outstanding shares entitled to vote, as well as approval by the board of directors is required for a merger or a sale of substantially all of the assets of the corporation.   Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the
Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

	exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.	surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

	The Company’s existing articles of incorporation and bylaws do not change this statutory rule.	The Certificate of Incorporation and Delaware Bylaws do not change this statutory rule.

Special Meetings of Stockholders
Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.
		Under Delaware law, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.	Nevada law provides for explicit authority to call special meetings to any two directors and the president, whereas Delaware law leaves discretion to the certificate of incorporation or the bylaws.

The Company’s existing bylaws provide that special meetings of stockholders may be called by the president, the Board, or in their absence any vice president or by the written request of the holders of not less than 20% of all shares entitled to vote at the meeting.

The Delaware Bylaws provide that a special meeting may be called at any time by the Board, the president, the chief executive officer or by one or more of the stockholders holding shares in the aggregate entitled to cast not less than 20% of all shares entitled to vote at the meeting.
The Delaware Bylaws and the current bylaws are identical in respect to calling special meetings of stockholders.

Failure to Hold an Annual Meeting of Stockholders
Nevada law provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada  district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.

Delaware law provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be

Delaware law provides for a shorter interval than Nevada law (13 months vs. 18 months) before a shareholder can apply to a court to order meeting for the election of directors.  Nevada law requires that application to be made by a stockholder holding at least 15% of the voting power, whereas Delaware law

		held upon the application of any stockholder or director.	permits any stockholder or director to make the application.

The Company’s existing articles of incorporation and bylaws to not change this statutory rule, but do provide that the annual meeting shall be held in the second week of February each year or as otherwise designated by the Board.

The Certificate of Incorporation and Delaware Bylaws will not change this statutory rule. The Delaware Bylaws provide that the annual meeting of the shareholders shall be held for the election of directors at such date and time as may be designated by resolution of the board of directors, which date shall be within 13 months of the last annual meeting of the shareholders.

The Delaware Bylaws provide that the Board must call a meeting of the shareholders for election of directors at least every 13 months, but otherwise leave the date and time of the annual meeting to the discretion of the Board.  The current bylaws are essentially the same, but if no action is taken by the Board, demand a meeting every second week of February.

Limitation on Director Liability
Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

 Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited.  A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.
Delaware law is more extensive in the enumeration of actions under which the Company may not eliminate a director’s personal liablity.
	The Company’s existing articles of incorporation do not change this statutory provision.	The Certificate of Incorporation will not change this statutory provision.	--

Indemnification	Under Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer,	Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation,	--

employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.	partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

The Company’s existing articles of incorporation and bylaws do not change this statutory provision.  The Company’s existing bylaws provide that any other indemnification other than those made due to success on the merits or defense of any proceeding shall be made by the corporation upon a determination that indemnification of such individual is proper because he or she has met the applicable standard of conduct set forth in the bylaws.  Such determination shall be made by either (i) the Board by a majority vote (ii) independent legal

The Certificate of Incorporation and the Delaware Bylaws will not change this statutory provision.  The Delaware Bylaws provide that the Company shall have the power to indemnify its employees and agents to the extent not prohibited by the Delaware General Corporation Law or other applicable law, and that the Board shall have the power to delegate to such person the determination of whether such individual shall be indemnified.  The Delaware Bylaws also list specific limitations on indemnification beyond the scope specified in the existing bylaws.

The Delaware Bylaws leave the determination of whether to indemnify certain individuals to the Board or to such person as the Board may designate.  The current bylaws set such determination to either the Board, independent counsel, or the shareholders.  The Board does not believe that it is in the best interests of the

	counsel or (iii) by shareholders by a majority vote.		Company retain the provision relating to shareholder determination.

Advancement of Expenses
Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware.  Such expenses  may be so paid upon such terms and conditions as the corporation deems appropriate.  Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.
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	The Company’s existing bylaws provide for the advanced payment of expenses incurred by officers and directors in accordance with the statutory provisions, however includes a requirement for approval of a majority vote of a quorum of the Board.	The Delaware Bylaws provide for advanced payment of expenses in accordance with the statutory provision.	--

Declaration and Payment of Dividends
Under Nevada law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid.  However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential

Under Delaware law, subject to any restriction contained in a corporation's certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of "surplus" or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless net assets (total assets in excess of total liabilities) are less than the capital of all outstanding preferred stock. "Surplus" is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

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rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

	The Company’s existing articles of incorporation does not change this statutory provision.	The Certificate of Incorporation will not change this statutory provision.	--

Business Combinations
Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder.  Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation.  After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements.  An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.”  Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined.  A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation.  This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and
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not by written consent, excluding stock not owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership.

	The Company’s existing articles of incorporation and bylaws do not change this statutory provision.	The Certificate of Incorporation and Delaware Bylaws do not change this statutory provision.	--

Control Share Acquisition Statute
Under Nevada law, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders.  Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares.

A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient  to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors.  Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date

Delaware’s control share acquisition statute generally provides that shares acquired in a “control share acquisition” will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation’s voting shares, excluding interested shares. Interested shares are those held by a corporation’s officers and inside directors and by the acquiring party. A “control share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” of a publicly held Delaware corporation. “Control shares” are shares that, except for Delaware’s control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power.

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when the acquiring person became an acquiring person.

The control share acquisition statute applies to any acquisition of a controlling interest in an issuing corporation unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply.

		The Certificate of Incorporation does not contain a provision expressly electing not to be governed by this statute.	--

Taxes and Fees	Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the corporation’s authorized stock, as well as a $200 business license fee, and does not impose any franchise taxes on corporations.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.	--

What Dissenters’ or Appraisal Rights do I have?

Any holder of record shares of the Company’s stock who does not vote in favor of the Reincorporation may seek to receive the appraised value for his or her shares of the Company’s stock if such stockholder fully complies with the provisions of NRS Sections 92A.300 – 92A.500.  To assert dissenters’ rights, a stockholder must:

•	Deliver to the corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

•	Not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

Voting against, abstaining from voting or failing to vote on the proposed action will not constitute notice of intent to demand payment or demand payment of fair value within the meaning of the NRS.  Additionally, abstaining from voting or voting against the proposed action does not constitute a waiver of the stockholder’s dissenters’ rights.

After the vote is taken at the Special Meeting, if this Proposal No. 1 is approved, no later than 10 days after the Reincorporation takes place, a written dissenters’ notice and form, accompanied by a copy of NRS Sections 92A.300 - 92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the Reincorporation.  The dissenters’ notice will state the results of the vote on the Reincorporation, where the payment demand must be sent, and where and when share certificates must be deposited.  It will set a date, not fewer than 30 nor more than 60 days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder.  The notice will include a form for demanding payment that will require the stockholder asserting dissenters’ rights to certify whether or not the stockholder acquired beneficial ownership of the shares before April 2, 2012, the date of the first announcement to the stockholders of the terms of the proposed Reincorporation, and that the stockholder did not vote in favor of the transaction.  Please note that shares acquired after April 2, 2012, referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

 A stockholder who receives a dissenters’ notice must comply with the terms of the notice.  A stockholder asserting dissenters’ rights who does so by demanding payment, depositing his certificates in accordance with the terms of the notice and certifying that beneficial ownership was acquired before April 2, 2012, will retain all other rights of a stockholder until these rights are cancelled or modified by the Reincorporation.

 Dissenters’ rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record.  A record stockholder may assert dissenters’ rights as to fewer than every share registered in his name only if he objects for all shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf he or she asserts dissenters’ rights.  A beneficial stockholder may assert dissenters’ rights as to shares held on his behalf only if he submits to the Company the stockholder of record’s written consent before or at the time he asserts dissenters’ rights and he does so for all shares that he beneficially owns or over which he has the power to direct the vote.

 Within 30 days after receipt of a payment demand, the Company will pay in cash to each stockholder who complied with the terms of the dissenters’ notice the amount the Company estimates to be the fair value of the shares, plus interest, except that the Company may withhold payment from a dissenter as to after-acquired shares until after the Reincorporation is effected, at which point it shall offer its estimate of fair value of such shares, plus interest, to the dissenter in accordance with NRS 92A.470.  The payment will be accompanied by the Company’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholder’s equity and the latest available interim financial statements; a statement of the Company’s estimate of the fair value of the shares; an explanation of how the interest was calculated; a statement of the dissenter’s right to demand payment under NRS 92A.480; and a copy of NRS Sections 92A.300 - 92A.500.  Within 30 days of payment or offered payment, if a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify the Company in writing of his own estimate of the fair value of the shares and interest due.  If this kind of claim is made by a stockholder, and it cannot be settled, the Company is required to petition the district court to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand.

 The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against the Company, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept the Company’s payment or offered payment was arbitrary, vexatious or not in good faith.  These expenses may include the fees and expenses of counsel and experts employed by the parties.

Dissenters’ and appraisal rights under the NRS are complex and the above is intended only as a brief summary of the material provision of the procedures a stockholder must follow in order to perfect your appraisal rights.  A copy of Sections 92A.300 – 92A.500 is attached hereto as Appendix F and should be reviewed for the complete procedure.  The above summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under NRS Sections 92A.300 - 92A.500.  All references in NRS Sections 92A.300 - 92A.500 and in this summary to a "stockholder" or "holders of shares of the Company’s common stock" are to the record holder or holders of the shares of the Company’s common stock entitled to vote as to which dissenters’ rights are asserted.  A person having a beneficial interest in shares of the Company’s common stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his own dissenters’ right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

All written notices to assert dissenters’ rights should be sent to the Secretary of the Company at 304 Inverness Way South, Suite 365 Englewood, Colorado 80112.

The Board has the right to determine not to proceed with the Reincorporation even if the Reincorporation is approved by stockholders if the Board determines that it is not in the Company’s best interest to pay out dissenter’s rights that have been exercised.  In this case, dissenter rights will cease and dissenters will not be entitled to any payment for their shares.

What is the Accounting Treatment of the Plan of Conversion?

The Reincorporation will have no effect on the Company or TRER Delaware from an accounting perspective, as there will be no change in the entity resulting from the Reincorporation.  As such, the financial statements of the Company previously filed with the SEC as of and for all period through the date of this proxy statement remain the financial statements of TRER Delaware.

What are the tax consequences of the Plan of Conversion?

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The following discussion sets forth the principal U.S. federal income tax consequences of the Reincorporation to the Company stockholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon their individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.

The following disclosure is based on the Internal Revenue Code of 1986, as amended (the "Code"), laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to Company stockholders under state, local and foreign laws. The Company has neither requested nor received a tax opinion from legal counsel with respect to the consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service with regard to the consequences of Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

The Reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock (other than those who seek their statutory appraisal rights) as a result of consummation of the reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the  TRER Delaware shares received by you pursuant to the Reincorporation as you have in our shares held by you at the time the Reincorporation is consummated. Your holding period with respect to TRER Delaware shares will include the period during which you held the corresponding Company shares, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation was consummated.

What is the Recommendation and Required Vote?

Nevada law and the Company’s existing bylaws require the affirmative majority vote of the voting power of the voting shares present at the meeting for each voting group of the Company’s shares.  Abstentions and broker non-votes will have the same effect as votes against the reincorporation proposal.  A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Articles of Conversion, the Certificate of Conversion, the Certificate of Incorporation, and the Delaware Bylaws.

If the Company fails to obtain the requisite vote of stockholders for approval of the Reincorporation, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and governed by Nevada corporation laws, the Company’s existing articles of incorporation and the Company’s existing bylaws.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
STOCKHOLDER MATTERS

The following tables set forth information as of March 21, 2012, regarding the ownership of the Company’s common stock by:

–	each named executive officer, each director and all of the Company’s directors and executive officers as a group; and

–	each person who is known by us to own more than 5% of the Company’s shares of common stock

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 36,550,009 shares of common stock outstanding as of March  21, 2012.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following March 21, 2012 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent Of Class Beneficially Owned
Daniel E. Gorski	4,800,000	13.1%
Marc LeVier	833,333(1)	2.2%
Anthony Marchese	1,239,750(2)	3.3%
Chris Mathers	155,556(3)	*
Anthony Garcia	187,500(4)	*
General Gregory Martin	205,000(5)	*
Graham A. Karklin	205,000(5)	*
James Graham	205,000(5)	*
All directors and executive officers as a group (8 persons)	9,521,139	24.3%

Libra Fund LP 777 Third Avenue, 27th Floor New York, NY 10017	3,560,00(6)	9.7%

Libra Advisors LLC	4,000,000(9)	10.9%
G.W. McDonald	5,066,750	14.9%
Libra Associates LLC	4,000,000(9)	10.9%
Ranjan Tandon	4,000,000(9)	10.9%
Thomas C. Pritchard	2,250,000(10)	6.2%
Mark Brewer	2,250,000(10)	6.2%
RLR Services Partnership(11)	3,458,465	9.5%
Highline Capital International, Ltd.(12) One Rockefeller Center, 30th Floor, New York, NY 10020	2,969,960(12)	7.8%
*Less than 1%.

(1)	Consists of a ten year option to purchase up to 2,500,000 shares of common stock at an exercise price of $2.50 per share.

(2)
Represents (i) the following securities registered in the name of Mr. Marchese (a) 362,500 shares of common stock, (b) 62,500 shares of common stock underlying Class A Warrants, (c) 31,250 shares of common stock underlying Class B Warrants, (d) a five year option to purchase up to 150,000 shares of common stock at an exercise price of $2.50 per share, (e) a five year option to purchase up to 175,000 shares of common stock at an exercise price of $4.15 per share (f) a 3.5 year option to purchase up to 45,000 shares of common stock at an exercise price of $2.60 (g) a ten year option to purchase up to 100,000 shares of common stock at an exercise price of $1.51; and (ii) the following securities registered in the name of the Insiders Trend Fund, LP., an entity in which Mr. Marchese serves as general partner and chief investment officer (x) 125,500 shares of common stock, (y) 125,500 shares of common stock underlying Class A Warrants, and (z) 62,500 shares of common stock underlying Class B Warrants.

(3)
Mr. Mathers was issued a five year option to purchase up to 400,000 shares of common stock at an exercise price of $2.50 per share.  The option vests 1/36 each month provided Mr. Mathers is employed by the Company on the vesting dates.

(4)
Mr. Garcias was issued a ten year option to purchase up to 750,000 shares of common stock at an exercise price of $1.85 per share.  The option vests 1/36 each month provided Mr. Garcia is employed by the Company on the vesting dates.

(5)
Consists of (a) a five year option to purchase up to 60,000 shares of common stock at an exercise price of $2.50 per share; (b) a 3.5 year option to purchase up to 45,000 shares of common stock at an exercise price of $2.60, and (c) a ten year option to purchase up to 100,000 shares of common stock at an exercise price of $1.51.

(6)
Represents 3,560,000 shares of common stock directly owned by Libra Fund.  The warrants issued to Libra Fund in connection with the January 2011 Private Placement include a provision whereby Libra Fund may only exercise the warrants to the extent such exercise does result in Libra Fund owning in excess of 9.99% of the shares of Company common stock issued and outstanding.  As a result, the 3,560,000 shares of common stock underlying the five-year warrants exercisable at $2.50 per share have not been included for purposes of determining beneficial ownership.

(7)
Represents 4,000,000 shares of common stock held in the accounts of two private investment funds (the “Funds”), including Libra Fund, the investments of which are managed by Libra Advisors, LLC and/or Libra Associates, LLC, each of which Ranjan Tandon is the managing member.  The warrants issued to the Funds in connection with the January 2011 Private Placement include a provision whereby the Funds may only exercise the warrants to the extent such exercise does result in the Funds owning in excess of 9.99% of the shares of Company common stock issued and outstanding.  As a result, the 4,000,000 shares of common stock underlying the five-year warrants exercisable at $2.50 per share have not been included for purposes of determining beneficial ownership.  Each of Libra Advisors, LLC, Libra Associates LLC, and Mr. Tandon disclaim beneficial ownership with respect to the securities directly owned by Libra Fund except to the extent of their pecuniary interest therein.

(8)
In July 2011, Brewer & Pritchard, P.C. (“B&P), counsel to the Company, assigned to Thomas Pritchard 1,500,000 shares of Company common stock and to Mark Brewer 1,500,000 shares of Company common stock pursuant to written agreement.  Messrs. Pritchard and Brewer are shareholders of B&P, and have voting and investment control over the shares held by B&P.  As a result, each of Messrs. Brewer and Pritchard may be deemed to have beneficial ownership over the shares held by the firm.  The number reflected in the table therefore represents 2,250,000 shares held individually by each of Messrs. Pritchard and Brewer and 750,000 shares held by B&P.  Each of Messrs. Brewer and Pritchard disclaim beneficial ownership over the shares held by B&P, except to the extent of their pecuniary interest therein.

(9)	Anthony Kamin shares voting and investment control over the shares held by RLR Services Partnership with a family member.

(10)
Highline Capital Management, L.L.C. (“Highline Management”) serves as the investment manager of Highline Capital International, Ltd., and may be deemed to have beneficial ownership over the securities held by Highline Capital International, Ltd.  Jacob W. Doft is the managing member of Highline Management, and as the sole managing member has voting and investment control over securities held by Highline Capital International, Ltd.

(11)
Represents (i) 1,319,996 shares of common stock, (ii) 284,823 shares of common stock underlying a five year warrant exercisable at $2.50 per share, and (iii) 982,080 shares of common stock underlying an option exercisable at $2.50 per shares.

It is believed by the Company that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table and the footnotes thereto. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

The Company is not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

The Company is not aware of any arrangement that might result in a change in control in the future. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Special Meeting.

APPENDICES

A.	Form Proxy Card

B.	Plan of Conversion

C.	Nevada Articles of Conversion

D.	Delaware Certificate of Conversion

E.	Delaware Certificate of Incorporation

F.	Delaware Bylaws

G.	Nevada Law on Dissenter’s Rights

By Order of the Board of Directors,

Wm. Chris Mathers
Chief Financial Officer
Texas Rare Earth Resources Corp.

April 2, 2012

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the Special Meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

Using a **black ink** pen, mark your votes with an **X** as shown in this example: ☒ Please do not write outside the designated areas.

Special Meeting Proxy Card

A Proposals

The Board of Directors Recommends a Vote FOR Item 1.

Item 1.

	FOR	AGAINST	ABSTAIN
Item 1. Reincorporation from Nevada to Delaware	☐	☐	☐

To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

____

____

____

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any Item, but your shares will still be counted for the purposes of establishing a quorum at the special meeting. However, because an affirmative vote of a majority of the Company's issued and outstanding voting securities is required for ratification of Item 1, an ABSTENTION will have the same effect as a vote AGAINST the proposal.

If votes are not specified on a returned proxy, a vote FOR Item 1 will be voted at the special meeting.

MARK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING: ☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share(s). If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Proxy — TEXAS RARE EARTH RESOURCES CORP.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD WEDNESDAY, APRIL 25, 2012

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints K. Marc LeVier and Wm. Chris Mathers and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Texas Rare Earth Resources Corp. which the undersigned would be entitled to vote if personally present at the Special Meeting of the Company to be held Wednesday, April 25, 2012, at The Denver Marriott South, Salon A, 10345 Park Meadows Drive, Littleton, Colorado 80124, on at 10:00 a.m. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated March 30, 2012.

All other proxies heretofore given by the undersigned to vote shares of stock of Texas Rare Earth Resources Corp. which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in the enclosed envelope promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

Electronic Voting Instructions

You can vote by Internet or Fax! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or Faxed must be received by 12:00 a.m., Central Time, on April 24, 2012.

Vote by Internet

- Log on to the Internet and go to **www.shareholdervote.info and click on the Company name for a link to vote online.**
- Follow the steps outlined on the secured website.

Vote by fax

- Fax proxy to 469-633-0088

APPENDIX B

PLAN OF CONVERSION
FOR CONVERTING
TEXAS RARE EARTH RESOURCES CORP.,
a Nevada corporation
TO
TEXAS RARE EARTH RESOURCES CORP.,
a Delaware corporation

            This Plan of Conversion (together with all of the exhibits attached hereto, the “Plan”), dated ___________, 2012, is hereby adopted by Texas Rare Earth Resources Corp., a Nevada corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Sections 92A.105 and 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, the Company is a corporation organized and existing under the laws of the State of Nevada;

WHEREAS, the Board of Directors of the Company  (the “Board”) has determined that it would be in the best interests of the Company and its stockholders for the Company to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.105 and 92A.120 of the NRS; and

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby adopts the Plan as follows:

1.	Conversion.

a.         Upon the Effective Date (as hereinafter defined), the Company shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.105 and 92A.120 of the NRS (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Resulting Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Resulting Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Nevada.

b.         As promptly as practicable following the adoption of the Plan, the Company shall cause the Conversion to be effective by:

i.      filing articles of conversion pursuant to Section 92A.205 of the NRS, substantially in the form attached hereto as Exhibit A (the “Articles of Conversion”) with the Secretary of State of the State of Nevada;

ii.      filing a certificate of conversion, substantially in the form attached hereto as Exhibit B, pursuant to Sections 103 and 265 of the DGCL in (the “Certificate of Conversion”) with the Secretary of State of the State of Delaware; and

ii.      filing a certificate of incorporation of the Resulting Company substantially in the form attached hereto as Exhibit C  (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware.

c.           Upon the Effective Date, the bylaws substantially in the form attached hereto as  Exhibit D (the “Delaware Bylaws”) will be the bylaws of the Resulting Company, and the Board of the Resulting Company shall adopt the Delaware Bylaws as promptly as practicable following the Effective Date.

2.           Effect of Conversion.

a.         Upon the Effective Date, the name of the Resulting Company shall continue to be “Texas Rare Earth Resources Corp.”

b.         Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the Resulting Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company existing immediately prior to the Effective Date.  Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company existing immediately prior to the Effective Date, and all property, real, personal and mixed, and all debts due to the Company existing immediately prior to the Effective Date, as well as all other things and causes of action belonging to the Company existing immediately prior to the Effective Date, shall remain vested in the Resulting Company and shall be the property of the Resulting Company and the title to any real property vested by deed or otherwise in the Company existing immediately prior to the Effective Date shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company existing immediately prior to the Effective Date shall be preserved unimpaired, and all debts, liabilities and duties of the Company existing immediately prior to the Effective Date shall remain attached to the Resulting Company upon the Effective Date, and may be enforced against the Resulting Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Resulting Company in its capacity as a corporation of the State of Delaware.  The rights, privileges, powers and interests in property of the Company existing immediately prior to the Effective Date, as well as the debts, liabilities and duties of the Company existing immediately prior to the Effective Date, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Resulting Company upon the Effective Date for any purpose of the laws of the State of Delaware.

c.         The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

3.           Taxes.  The Company intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.  Accordingly, neither the Company nor any of its stockholders should recognize gain or loss for federal income tax purposes as a result of the Conversion.

4.           Effective Date.  The Conversion shall become effective upon the filing of the Articles of Conversion, the Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Date”).

 5.           Effect of Conversion on the Company’s Securities.  Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its stockholders:

a.         Each share of common stock of the Company, $0.01 par value per share (“Company Common Stock”) that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.01 par value per share, of the Resulting Company (“Resulting Company Common Stock”).  Each share of preferred stock of the Company, $0.001 par value per share (“Company Preferred Stock”) that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of preferred stock of the Resulting Company, $0.001 par value per share (“Resulting Company Preferred Stock”).

b.         Each option to acquire shares of Company Common Stock outstanding immediately prior to the Effective Date shall convert into an equivalent option to acquire the same number of shares of Resulting Company Common Stock, upon the same terms and conditions as were in effect immediately prior to the Effective Date.

c.         Each warrant or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Date shall convert into an equivalent warrant or other right to acquire the same number of shares of Resulting Company Common Stock, upon the same terms and conditions as were in effect immediately prior to the Effective Date.

d.         All of the outstanding certificates representing shares of Company Common Stock immediately prior to the Effective Date shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Resulting Company Common Stock.

 6.           Effect of the Conversion on Employee Benefit, Stock Option and Other Equity-Based Plans.  Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each employee benefit plan, stock option plan, and other equity-based plan of the Company shall continue to be a plan of the Resulting Company.  To the extent that any such plan provides for the issuance of Company Common Stock, upon the Effective Date, such plan shall be deemed to provide for the issuance of Resulting Company Common Stock.

7.      Effect of Conversion on Directors and Officers.  Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the members of the Board and the officers of the Company holding their respective offices in the Company existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Resulting Company.

8.           Further Assurances.  If, at any time after the Effective Date, the Resulting Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of the Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Resulting Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Date, or (b) to otherwise carry out the purposes of the Plan, the Resulting Company and its officers and directors are hereby authorized to solicit in the name of the Resulting Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Resulting Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Resulting Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Date and otherwise to carry out the purposes of the Plan.

9.           Termination; Amendment.  At any time prior to the Effective Date, the Plan may be terminated or amended by action of the Board if, in the opinion of the Board, such action would be in the best interests of the Company and its stockholders.

10.           Third Party Beneficiaries.  The Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

11.           Severability.  Whenever possible, each provision of the Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed as of the date first above written.

TEXAS RARE EARTH RESOURCES CORP.

By:    _________________________________
K. Marc LeVier
President & Chief Executive Officer

EXHIBIT A

ARTICLES OF CONVERSION

EXHIBIT B

CERTIFICATE OF CONVERSION

EXHIBIT C

CERTIFICATE OF INCORPORATION

EXHIBIT D

BYLAWS

APPENDIX C

140301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

Texas Rare Earth Resources Corp.
Name of constituent entity

Nevada
Jurisdiction

Corporation
Entity type *

and,

Texas Rare Earth Resources Corp.
Name of resulting entity

Delaware
Jurisdiction

Corporation
Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☐ **The entire plan of conversion is attached to these articles.**

☒ **The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.**

☐ **The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.**

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 1
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn: Chief Financial Officer

c/o: 304 Inverness Way South,
Suite 365
Englewood, CO 80112

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: ______ **Time:** ______

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Texas Rare Earth Resources Corp.

Name of *constituent* entity

X ______________________ Chief Executive Officer ______

Signature **Title** **Date**

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 2
Revised: 8-31-11

Reset

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filing Instructions for the Amendments Division

IMPORTANT: READ ALL INSTRUCTIONS CAREFULLY BEFORE COMPLETING FORM.

Dear Customer: We value your patronage and desire to provide you the best service possible. In an effort to facilitate your filing we would appreciate your taking a moment to read the following before submitting your document. Failure to include any of the information required on the form may cause the filing to be rejected.

-Thank you-

1.) One file stamped copy of the filing will be returned at no additional charge for most filings. Dissolutions, Cancellations and Withdrawals do not receive a file stamped copy unless requested at the time of filing. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

2.) If paying for expedite service, include the word "EXPEDITE" in your correspondence.

3.) Verify filing is submitted on the correct form prescribed by the Secretary of State.

4.) Forms must include appropriate signatures as required.

5.) If applicable, include the appropriate names and addresses as requested on the form.

6.) If adding new managers or general partners, their names and addresses must be set forth.

7.) Documents must reflect the complete name of the entity as registered with the Secretary of State.

8.) Attach all pages that are referenced as attachments.

9.) All documents must be legible for filming and/or scanning.

10.) If filing restated articles (containing newly amended articles, deletions or additions), provide a form prescribed by the Secretary of State indicating which articles have been amended, deleted or added. Furthermore, *the articles must contain the necessary amendment language as required by the statutes* governing amendments for that type of business entity.

11.) Verify that the status of the entity is not revoked. Verification may be made by visiting our Web site at www.nvsos.gov or calling this office.

12.) The correct filing date must be provided when required.

13.) All required information must be completed and appropriate boxes checked or filing will be rejected.

14.) Please contact this office for assistance if you are unsure of the filing fee for your document.

All forms may be downloaded from our Web site www.nvsos.gov. The Nevada Revised Statutes may be obtained at http://www.leg.state.nv.us/NRS.

Filing may be submitted at the office of the Secretary of State or by mail at the following addresses:

MAIN OFFICE:
Regular and Expedited Filings

Secretary of State
Amendments Division
204 North Carson Street, Suite 1
Carson City NV 89701-4520
Phone: 775-684-5708
Fax: 775-684-5731

SATELLITE OFFICE:
Expedited Filings Only

Secretary of State – Las Vegas
Commercial Recordings Division
555 East Washington Ave, Suite 5200
Las Vegas NV 89101
Phone: 702-486-2880
Fax: 702-486-2888

Nevada Secretary of State AM Instructions
Revised on: 10-25-10

230303

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Customer Order Instructions

SUBMIT THIS COMPLETED FORM WITH YOUR FILING

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Processing Service Requested: ☐ Regular ☐ 24-Hour Expedite (additional fee included)

Name of Entity: ______ Date: ______

Return to: ______

Contact Name: ______ Phone: ______

Return Delivery: (email or fax options do not receive a copy via mail; must be ordered separately)

☐ Email to: ______ ☐ Fax to: ______

☐ Hold for Pick Up ☐ Mail to Address Above ☐ FedEx: Acct # ______

☐ Other: (explain below)

Order Description: (include items being ordered and fee breakdown)*

***PLEASE NOTE:** this office keeps the original paperwork. The first file stamped copy ordered at the time of filing is at no charge. Each additional copy is **$2.00** per page (plus **$30.00** for each certification).

Total Amount: ______

Method of Payment:

☐ Check/Money Order ☐ Credit Card (attach ePayment checklist) ☐ Trust Account: ______

☐ Use balance remaining in job # ______

Nevada Secretary of State Customer Order Instructions
Revised: 1-11-11

Reset

230403

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

1 or 2-Hour Expedite Customer Order Instructions

SUBMIT THIS COMPLETED FORM WITH YOUR FILING

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Processing Service Requested: ☐ 2-Hour Expedite (additional **$500.00** fee included) ☐ 1-Hour Expedite (additional **$1000.00** fee included)

Name of Entity: ____________ Date: ____________

Return to: ____________

Contact Name: ____________ Phone: ____________

Return Delivery:

☐ Email to: ____________ ☐ Fax to: ____________

☐ Hold for Pick Up ☐ Mail to Address Above ☐ FedEx: Acct # ____________

☐ Other: (explain below)

____

Order Description: (include items being ordered and fee breakdown)*

____

***PLEASE NOTE:** this office keeps the original paperwork. The first file stamped copy ordered at the time of filing is at no charge. Each additional copy is **$2.00** per page (plus **$30.00** for each certification).

Total Amount: ____________

Method of Payment:

☐ Check/Money Order ☐ Credit Card (attach ePayment checklist) ☐ Trust Account: ____________

☐ Use balance remaining in job # ____________

Nevada Secretary of State 1-2 Hr Customer Order Instructions
Revised: 1-11-11

Reset

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
Phone: (775) 684 5708
Website: www.nvsos.gov

24-hour, 2-hour and 1-hour Expedite Service Guidelines

IMPORTANT: To ensure expedited service, please mark "Expedite" in a conspicuous place at the top of the service request. Please indicate method of delivery.

24-HOUR EXPEDITE SERVICE

The Secretary of State offers a 24-hour expedite service on most filings processed by this office. If you choose to utilize this service, please enclose with your filing the additional expedite fee. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Check the 24-hour expedite box on your customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 24-hour expedited service, include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made. This office *does not* fax confirmation of a 24-hour expedite.

The fee for 24-hour handling ranges from $25.00 to $125.00. Please consult our fee schedules for the appropriate 24-hour expedite fee. If you require assistance, please contact this office.

Time Constraints: Each filing submitted receives same day filing date and may be picked up within 24-hours. Filings to be mailed the next business day if received by 2:00 pm of receipt date and no later than the 2nd business day if received after 2:00 pm. Expedite period begins when filing or service request is received in this office in fileable form.

2-HOUR EXPEDITE SERVICE

The Secretary of State offers a 2-hour expedite service on most filings processed by this office. If you choose to utilize the 2-hour expedite service, please enclose with your filing an additional $500.00 per filing and/or order. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Complete and submit the 2-hour customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 2-hour expedited service and include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made.

1-HOUR EXPEDITE SERVICE

The Secretary of State offers a 1-hour expedite service on most filings processed by this office. If you choose to utilize the 1-hour expedite service, please enclose with your filing an additional $1000.00 per filing and/or order. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Complete and submit the 1-hour customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 1-hour expedited service and include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made.

1-Hour and 2-Hour Time Constraints: Each filing submitted for either 1-hour or 2-hour expedite receives same day filing date and will be acknowledged by fax or e-mail within expedite service time. Failure to indicate method of acknowledgement (fax or e-mail) or to provide a correct fax number or e-mail address may prevent the Secretary of State from acknowledging the filing of such documents. Filings may be picked up within the expedite service period. Filings to be mailed will be mailed out no later than the next business day following receipt. Expedite period begins when filing or service request is received in this office in fileable form.

The Secretary of State reserves the right to extend the expedite period in times of extreme volume, staff shortages or equipment malfunction. These extensions are few and will rarely extend more than a few hours.

Nevada Secretary of State Expedite Guidelines
Revised: 7-1-08

230104

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

ePayment Checklist
(For Counter, Fax and Mail Requests)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Service Type: ☐ Counter ☐ Mail ☐ Fax

Order Processing Requested: **(Expedite Processing *Requires* Additional Fees)**

☐ Regular Processing ☐ **24-HOUR** Expedite ☐ **2-HOUR** Expedite ☐ **1-HOUR** Expedite

Payment by Card *(card holder name and billing address required below)*

Card Type: ☐ VISA ☐ MasterCard ☐ Discover ☐ American Express

Customer Credit Card Number: | | | | | | | | | | | | | | | | |

V CODE* | | | | |

* 3-digit number found on the far right of the backside of VISA, MasterCard and Discover cards
4-digit number found on the front right side of American Express card.

NOTICE: *For security and verification purposes, all credit card payments must include the 3 or 4-digit CVV2 code (VCode) number located on the credit card. Failure to include this code will result in the rejection of your filing or service request.*

Credit Card Expiration Date: Month ______ Year ______

Amount to Charge Card: USD $ ______

Order Information *(required)*

Entity Name/Order Reference: ______

Card Holder Information:

Name as it Appears on the Account ______

Billing Address ______

City, State, Zip ______

Telephone ______

Payment Authorization

I authorize the Secretary of State to bill an amount not to exceed the following to be charged to the above listed account(s):

X ______________________

Authorized Signature

Not to Exceed Amount: USD $ ______

Nevada Secretary of State ePayment Checklist
Revised: 11-19-10

Reset

APPENDIX D

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.	The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

2.	The jurisdiction immediately prior to filing this Certificate of Conversion is Nevada.

3.	The date the Non-Delaware Corporation first formed is July 29, 1970.

4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate of Conversion is Texas Rare Earth Resources Corp.

5.	The name of the Corporation as set forth in the Certificate of Incorporation is Texas Rare Earth Resources Corp.

6.	This Certificate of Conversion shall be effective at 11:59 pm on __________, 2012.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate of Conversion on the _____ day of April, 2012.

By:      _____________________________
K. Marc LeVier
President & Chief Executive Officer

APPENDIX E

CERTIFICATE OF INCORPORATION
OF
TEXAS RARE EARTH RESOURCES CORP.

I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware (the “DGCL”), certify as follows:

1.           The name of the corporation is Texas Rare Earth Resources Corp. (the “Corporation”).

2.           The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

3.           The name of the registered agent of the Corporation at such address is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

4.           The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

5.           The total number of shares of stock which the Corporation is authorized to issue is one hundred and ten million (110,000,000).  One hundred million (100,000,000) shares shall be common stock, par value $0.01 per share, and ten million shares (10,000,000) shall be preferred stock, par value $.001 per share.  The Board of Directors shall, by resolution and amendment to these Articles of Incorporation and without further approval of the stockholders of the Corporation, prescribe the classes, series and the number of each class or series of such preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such class or series.

6.           The name and mailing address of the incorporator(s) of the Corporation are:

Name Marc LeVier	Address 304 Inverness Way South, Suite 365 Englewood, CO 80112

7.           Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”) shall so require, the vote by stockholders on any matter, including the election of directors, need not be by written ballot.

8.           To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this paragraph eight shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

9.           The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person.  Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation. Any amendment, repeal or modification of this paragraph 8 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

10.           In furtherance of, and not in limitation of, the powers conferred by statute, the board of directors is expressly authorized to adopt, amend or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders; provided that any Bylaw adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

11.           The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or the Bylaws, from time to time, to amend the Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the

2

Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

12.           Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the By-laws or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

13.           This Certificate of Incorporation shall be effective at 11:59 pm on __________, 2012.

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate of Incorporation, hereby acknowledging, declaring, and certifying that the foregoing Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this ___ day of April, 2012.

Incorporator
______________________________ Marc LeVier

3

APPENDIX F

BYLAWS OF

TEXAS RARE EARTH RESOURCES CORP.

Adopted ____________, 2012

TABLE OF CONTENTS

Page

ARTICLE I — MEETINGS OF STOCKHOLDERS 1

1.1 Place of Meetings 1
1.2 Annual Meeting 1
1.3 Special Meeting 1
1.4 Notice of Stockholders' Meetings 1
1.5 Quorum 2
1.6 Adjourned Meeting; Notice 2
1.7 Conduct of Business 2
1.8 Voting 2
1.9 Stockholder Action by Written Consent Without a Meeting 3
1.10 Record Dates 4
1.11 Proxies 5
1.12 List of Stockholders Entitled to Vote 5

ARTICLE II — DIRECTORS 5

2.1 Powers 5
2.2 Number of Directors 5
2.3 Election, Qualification and Term of Office of Directors 5
2.4 Chairperson and Vice Chairperson 6
2.5 Resignation and Vacancies 6
2.6 Place of Meetings; Meetings by Telephone 7
2.7 Conduct of Business 7
2.8 Regular Meetings 7
2.9 Special Meetings; Notice 7
2.10 Quorum; Voting 8
2.11 Board Action by Written Consent Without a Meeting 8
2.12 Fees and Compensation of Directors 8
2.13 Removal of Directors 8

ARTICLE III — COMMITTEES 8

3.1 Committees of Directors 8
3.2 Committee Minutes 9
3.3 Meetings and Actions of Committees 9
3.4 Subcommittees 9

ARTICLE IV — OFFICERS 10

4.1 Officers 10
4.2 Appointment of Officers 10
4.3 Subordinate Officers 10
4.4 Removal and Resignation of Officers 10
4.5 Vacancies in Offices 10
4.6 Representation of Shares of Other Corporations 10
4.7 Chief Executive Officer 11
4.8 President 11
4.9 Vice President 11
4.10 Chief Financial Officer 11
4.11 Treasurer 11
4.12 Secretary 11

TABLE OF CONTENTS (Continued)

Page

ARTICLE V — INDEMNIFICATION 12

5.1 Indemnification of Directors and Officers in Third Party Proceedings 12
5.2 Indemnification of Directors and Officers in Actions by or in the Right of the Company 12
5.3 Successful Defense 12
5.4 Indemnification of Others 12
5.5 Advanced Payment of Expenses 13
5.6 Limitation on Indemnification 13
5.7 Determination; Claim 14
5.8 Non-Exclusivity of Rights 14
5.9 Insurance 14
5.10 Survival 14
5.11 Effect of Repeal or Modification 14
5.12 Certain Definitions 15

ARTICLE VI — STOCK 15

6.1 Stock Certificates; Partly Paid Shares 15
6.2 Special Designation on Certificates 15
6.3 Lost Certificates 16
6.4 Dividends 16
6.5 Transfers 16

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER 17

7.1 Notice of Stockholder Meetings 17
7.2 Notice by Electronic Transmission 17
7.3 Notice to Stockholders Sharing an Address 18
7.4 Notice to Person with Whom Communication is Unlawful 18
7.5 Waiver of Notice 18

ARTICLE VIII — GENERAL MATTERS 18

8.1 Fiscal Year 18
8.2 Seal 18
8.3 Annual Report 19
8.6 Construction; Definitions 19

ARTICLE IX — AMENDMENTS 19

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APPENDIX F

BYLAWS

ARTICLE I — MEETINGS OF STOCKHOLDERS

1.1           Place of Meetings.  Meetings of the stockholders of Texas Rare Earth Resources Corp. (the “Company”) shall be held at any place determined by the Company’s board of directors (the “Board”).  The Board may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”).  In the absence of any such designation or determination, the stockholders’ meetings shall be held at the Company’s principal executive office.

1.2           Annual Meeting.  An annual meeting of the stockholders shall be held for the election of directors at such date and time as may be designated by resolution of the Board from time to time, which date shall be within 13 months of the last annual meeting of stockholders. Any other proper business may be transacted at the annual meeting.

1.3           Special Meeting.  A special meeting of the stockholders may be called at any time by the Board, President, Chief Executive Officer or by one or more of the stockholders holding shares in the aggregate entitled to cast not less than 20% of the votes at that meeting.

If any person(s) other than the Board calls a special meeting, the request shall:

(i)           be in writing;

(ii)           specify the time of such meeting and the general nature of the business proposed to be transacted; and

(iii)           be delivered personally or sent by registered mail or by facsimile transmission to the Board, the President, the Chief Executive Officer or the Secretary of the Company.

The officer(s) receiving the request shall cause notice to be promptly given to the stockholders entitled to vote at such meeting, in accordance with these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting.  No business may be transacted at such special meeting other than the business specified in such notice to the stockholders.  Nothing contained in this paragraph of this Section 1.3 shall be construed as limiting, fixing, or affecting the time when a meeting of the stockholders called by action of the Board may be held.

1.4           Notice of Stockholders’ Meetings.  Whenever the stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining the stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

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1.5           Quorum.  Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of the stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.  Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, in the manner provided in Section 1.6 of these bylaws, until a quorum is present or represented.

1.6           Adjourned Meeting; Notice.  Any meeting of the stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  If after the adjournment a new record date for the stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 1.10 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

1.7           Conduct of Business.  The chairperson of any meeting of the stockholders shall determine the order of business and the procedure at the meeting, including such regulation on the manner of voting and the conduct of business.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

1.8           Voting.  The stockholders entitled to vote at any meeting of the stockholders shall be determined in accordance with the provisions of Section 1.10 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one vote for each share of capital stock held by such stockholder which has voting power upon the matter in question.  Voting at meetings of the stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting.  If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission (as defined in Section 7.2 of these bylaws), provided that any such electronic transmission shall either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

Except as otherwise required by law, the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the

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shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.  Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation or these bylaws.

1.9           Stockholder Action by Written Consent Without a Meeting.  Unless otherwise provided in the certificate of incorporation, any action required by the DGCL to be taken at any annual or special meeting of the stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

An electronic transmission (as defined in Section 7.2) consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for purposes of this Section 1.9,  provided that any such electronic transmission sets forth or is delivered with information from which the Company can determine (i) that the electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (ii) the date on which such stockholder or proxy holder or authorized person or persons transmitted such electronic transmission.

In the event that the Board shall have instructed the officers of the Company to solicit the vote or written consent of the stockholders of the Company, an electronic transmission of a stockholder written consent given pursuant to such solicitation may be delivered to the Secretary or the President of the Company or to a person designated by the Secretary or the President.  The Secretary or the President of the Company or a designee of the Secretary or the President shall cause any such written consent by electronic transmission to be reproduced in paper form and inserted into the corporate records.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Section 228 of the DGCL.  In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the DGCL, if such action had been voted on by the stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of the stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

1.10           Record Dates.  In order that the Company may determine the stockholders entitled to notice of any meeting of the stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

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If no record date is fixed by the Board, the record date for determining the stockholders entitled to notice of and to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of the stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for the stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of the stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 1.10 at the adjourned meeting.

In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board.  If no record date has been fixed by the Board, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law.  If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

1.11           Proxies.  Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

1.12           List of Stockholders Entitled to Vote.  The officer who has charge of the stock ledger of the Company shall prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  The Company shall not be required to include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to

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such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Company’s principal place of business.  In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to the stockholders of the Company.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

ARTICLE II — DIRECTORS

2.1           Powers.  The business and affairs of the Company shall be managed under the direction of the Board, acting through the authorized officers of the Company, except as may be otherwise provided in the DGCL or the certificate of incorporation.

2.2           Number of Directors.  The Board shall consist of one or more members, each of whom shall be a natural person.  Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the Board.  No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

2.3           Election, Qualification and Term of Office of Directors.  Except as provided in Section 2.5 of these bylaws, and subject to Sections 1.2 and 1.9 of these bylaws, directors shall be elected at each annual meeting of the stockholders.  Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws.  The certificate of incorporation or these bylaws may prescribe other qualifications for directors.  Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

2.4           Chairperson and Vice Chairperson.  The Board may elect from its members a Chairperson of the Board and a Vice Chairperson.  The Chairperson shall preside over all meetings of the Board and of the stockholders.  The Chairperson shall have such other powers and perform such other duties as the Board may designate.  If the Board elects a Vice Chairperson, the Vice Chairperson shall, in the absence or disability of the Chairperson, perform the duties and exercise the powers of the Chairperson and have such other powers or perform such other duties as the Board may designate from time to time.

2.5           Resignation and Vacancies.  Any director may resign at any time upon notice given in writing or by electronic transmission to the Company.  A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events.  A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.  Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws:

(i)           Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class

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may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(ii)           Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the Company should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of the stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

2.6           Place of Meetings; Meetings by Telephone.  The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

2.7           Conduct of Business.  Meetings of the Board shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by a chairperson designated by the Board, or in the absence of such designation by a chairperson chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

2.8           Regular Meetings.  Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

2.9           Special Meetings; Notice.  Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the President, the Chief Executive Officer, the Secretary or any two directors.

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Notice of the time and place of special meetings shall be:

(i)           delivered personally by hand, by courier or by telephone;

(ii)           sent by United States first-class mail, postage prepaid;

(iii)           sent by facsimile; or

(iv)           sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Company’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting.  If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting.  Any oral notice may be communicated to the director.  The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting.

2.10           Quorum; Voting.  At all meetings of the Board, a majority of the total number of the entire Board shall constitute a quorum for all purposes.  If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

2.11           Board Action by Written Consent Without a Meeting.  Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

2.12           Fees and Compensation of Directors.  Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

2.13           Removal of Directors.  Unless otherwise restricted by statute, the certificate of incorporation or these bylaws, any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

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No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE III — COMMITTEES

3.1           Committees of Directors.  The Board may designate one or more committees, each committee to consist of one or more of the directors of the Company.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to the stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Company.

3.2           Committee Minutes.  Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

3.3           Meetings and Actions of Committees.  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)           Section 2.6 (Place of Meetings; Meetings by Telephone);

(ii)           Section 2.8 (Regular Meetings);

(iii)           Section 2.9 (Special Meetings; Notice);

(iv)           Section 2.10 (Quorum; Voting);

(v)           Section 2.11 (Board Action by Written Consent Without a Meeting); and

(vi)           Section 7.5 (Waiver of Notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members.  However:

(i)           the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)           special meetings of committees may also be called by resolution of the Board; and

(iii)           notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

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Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

3.4           Subcommittees.  Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE IV — OFFICERS

4.1           Officers.  The officers of the Company shall be a Chief Executive Officer, a President, one or more Vice-Presidents, a Chief Financial Officer, a Secretary and a Treasurer.  The Company may also have, at the discretion of the Board, an Executive Chairperson of the Board, a Vice Chairperson of the Board, one or more Assistant Treasurers, one or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws.  Any number of offices may be held by the same person.

4.2           Appointment of Officers.  The Board shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 4.3 of these bylaws.

4.3           Subordinate Officers.  The Board may appoint, or empower the Chief Executive Officer or the President to appoint, such other officers and agents as the business of the Company may require.  Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine or may delegate to the Chief Executive Officer to determine.

4.4           Removal and Resignation of Officers.  With the exception of any provision to the contrary contained in an employment agreement or other similar agreement between the Company and an officer of the Company, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Company.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice.  Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

4.5           Vacancies in Offices.  Any vacancy occurring in any office of the Company shall be filled by the Board or as provided in Section 4.3 of these bylaws.

4.6           Representation of Shares of Other Corporations.  Unless otherwise directed by the Board, the Chief Executive Officer or any other person authorized by the Board or the Chief Executive Officer is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares of any other corporation or corporations standing in the name of the Company.  The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

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4.7           Chief Executive Officer.  Subject to the provisions of these bylaws and to the direction of the Board, the Chief Executive Officer shall be responsible for the general control and management of the business, affairs and policies of the Company and shall have control over its officers and shall see that all orders and resolutions of the Board are carried into effect.  The Chief Executive Officer shall have the power to sign all certificates, contracts and other instruments on behalf of the Company.

4.8           President.  The President shall be subject to the direction and control of the Chief Executive Officer and shall have general active management of the business, affairs and policies of the Company.  The President shall have the power to sign all certificates, contracts and other instruments on behalf of the Company.  If the Board has not elected a Chief Executive Officer, the President shall be the Chief Executive Officer.  If the Board has elected a Chief Executive Officer and that officer is absent, disqualified from acting, unable to act or refuses to act, then the President shall have the powers of, and shall perform the duties of, the Chief Executive Officer.

4.9           Vice President.  Each Vice President, if any,  shall be subject to the direction and control of the Chief Executive Officer and the President and shall have such powers and duties as the Chief Executive Officer or the President may from time to time prescribe.

4.10           Chief Financial Officer  The Chief Financial Officer shall be subject to the direction and control of the Chief Executive Officer and shall have primary responsibility for the financial affairs of the Company and shall perform such other duties as the Chief Executive Officer may from time to time prescribe.

4.11           Treasure.  The Treasurer shall have the responsibility for maintaining the financial records of the Company.  He or she shall make such disbursements of the funds of the Company as are authorized and shall render from time to time an account of all such transactions of the financial condition of the Company.  The Treasurer shall also perform the other duties as the Chief Executive Officer may from time to time prescribe.

4.12           Secretary.  The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board.  He or she shall have charge of the corporate books and shall perform the other duties as the Board may from time to time prescribe.

ARTICLE V — INDEMNIFICATION

5.1           Indemnification of Directors and Officers in Third Party Proceedings.  Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests

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 of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

5.2           Indemnification of Directors and Officers in Actions by or in the Right of the Company.  Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

5.3           Successful Defense.  To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 5.1 or Section 5.2 of these bylaws, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

5.4           Indemnification of Others.  Subject to the other provisions of this Article V, the Company shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law.  The Board shall have the power to delegate to such person or persons the determination of whether employees or agents shall be indemnified.

5.5           Advanced Payment of Expenses.  Expenses (including attorneys’ fees) incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article V or the DGCL.  Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Company deems appropriate.  The right to advancement of expenses shall not apply to any Proceeding for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 5.6(ii) or 5.6(iii) of these bylaws prior to a determination that the person is not entitled to be indemnified by the Company.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 5.8 of these bylaws, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made

11

demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

5.6           Limitation on Indemnification.  Subject to the requirements in Section 5.3 of these bylaws and the DGCL, the Company shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):

(i)    for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)           for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)           for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)           initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (c) otherwise required to be made under Section 5.7 of these bylaws or (d) otherwise required by applicable law; or

(v)           if prohibited by applicable law.

5.7           Determination; Claim.  If a claim for indemnification or advancement of expenses under this Article V is not paid by the Company or on its behalf within 90 days after receipt by the Company of a written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses.  To the extent not prohibited by law, the Company shall indemnify such person against all expenses actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article V, to the extent such person is successful in such action, and, if requested by such person, shall advance such expenses to such person, subject to the provisions of Section 5.5 of these bylaws.  In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

5.8           Non-Exclusivity of Rights.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of the stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while

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holding such office.  The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

5.9           Insurance.  The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL.

5.10           Survival.  The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.11           Effect of Repeal or Modification.  Any amendment, alteration or repeal of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

5.12           Certain Definitions.  For purposes of this Article V, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.  For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article V.

ARTICLE VI — STOCK

6.1           Stock Certificates; Partly Paid Shares.  The shares of the Company shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Company by the Chairperson of the Board or Vice-Chairperson of the Board, or the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Company representing the number of shares registered in certificate form.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such

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 person were such officer, transfer agent or registrar at the date of issue.  The Company shall not have power to issue a certificate in bearer form.

The Company may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Company in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.  Upon the declaration of any dividend on fully paid shares, the Company shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2           Special Designation on Certificates.  If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Within a reasonable time after the issuance or transfer of uncertificated stock, the Company shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 156, 202(a) or 218(a) of the DGCL or with respect to this Section 6.2 a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3           Lost Certificates.  Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time.  The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4           Dividends.  The Board, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock.  Dividends may be paid in cash, in property, or in shares of the Company’s capital stock, subject to the provisions of the certificate of incorporation.

The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5           Transfers.  Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated,

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 upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1           Notice of Stockholder Meetings.  Notice of any meeting of the stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Company’s records.  An affidavit of the Secretary or an Assistant Secretary of the Company or of the transfer agent or other agent of the Company that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2           Notice by Electronic Transmission.  Without limiting the manner by which notice otherwise may be given effectively to the stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to the stockholders given by the Company under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Company.  Any such consent shall be deemed revoked if:

(i)           the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent; and

(ii)           such inability becomes known to the Secretary or an Assistant Secretary of the Company or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(iii)           if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(iv)           if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(v)           if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(vi)           if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

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Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3           Notice to Stockholders Sharing an Address.  Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to the stockholders, any notice to the stockholders given by the Company under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to the stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Company.  Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4           Notice to Person with Whom Communication is Unlawful.  Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the Company is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5           Waiver of Notice.  Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII — GENERAL MATTERS

8.1           Fiscal Year.  The fiscal year of the Company shall be fixed by resolution of the Board and may be changed by the Board.

8.2           Seal.  The Company may adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board.  The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.3           Annual Report.  The Company shall cause an annual report to be sent to the stockholders of the Company to the extent required by applicable law.  If and so long as there are fewer than 100 holders of record of the Company’s shares, the requirement of sending an annual report to the stockholders of the Company is expressly waived (to the extent permitted under applicable law).

8.4   Offices.  The Company may have offices at such places, both within and without the State of Delaware, as the Board from time to time shall determine or the business of the Company may require.

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8.5   Books and Records.  Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time.  The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

8.6           Construction; Definitions.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX — AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote.  However, the Company may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.  The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

The Board may not alter or repeal bylaws adopted or amended by the stockholders, including any bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors and (ii) no bylaws shall be adopted by the Board which shall require more than a majority of the voting shares for a quorum at a stockholder meeting, or more than a majority of the stockholder votes for an action of the stockholders at a meeting of the stockholders.

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APPENDIX G
APPENDIX F
NEVADA REVISED STATUTES SECTIONS 92A.300-92A.500
RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

                (Added to NRS by 1995, 2086)

NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.  Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

       (f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.  From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721)

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2.  The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722)

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410  Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723)

NRS 92A.420  Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723)

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

        (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724)

NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460  Payment for shares: General requirements.

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

1. The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

       (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725)

NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725)

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

       NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727)

NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092; A 2009, 1727)